SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

                                  FORM 8-K/A
                                CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 29, 2002

                       UNITED FINANCIAL MORTGAGE CORP.
              (Exact name of registrant as specified in charter)

 Illinois                        333-27037                36-3440533
 ----------------------------------------------------------------------------
 (State or other jurisdiction    (Commission File         (IRS Employer
 of incorporation                Number)                  Identification No.)


           600 Enterprise Drive, Suite 206, Oak Brook, Illinois 60523
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (630) 571-7222


          (Former name or former address, if changed since last report):
                                 Not Applicable

 ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           The Audit Committee of the Board of Directors of United Financial Mortgage Corp. (the "Company") annually considers and recommends to the Board the selection of the Company's independent public accountants. As recommended by the Company's Audit Committee, the Company's Board of Directors on March 29, 2002 dismissed Craig Shaffer and Associates, LTD., C.P.A. ("Shaffer") as the Company's independent public accountants and engaged Crowe, Chizek and Company L.L.P. ("Crowe, Chizek") to serve as the Company's independent public accountants to report on the Company's Audited Fiscal 2002 consolidated financial statements, and to provide applicable quarterly reviews thereafter. Shaffer was notified of the action of the Board of Directors on March 29, 2002. The appointment of Crowe, Chizek for fiscal 2003 and thereafter is subject to ratification by the Company's shareowners at the 2002 annual meeting scheduled for August, 2002.

           Shaffer reported on the Company's audited consolidated financial statements for the fiscal years ended April 30, 1999 and April 30, 2001; and provided applicable review of the Company's unaudited financial statements for the fiscal quarters ended July 31, 2001; October 31, 2001, and January 30, 2002. Crow, Chizek will report on the Company's audited Fiscal 2002 consolidated financial statements for the fiscal year ended April 31, 2002, and will provide applicable quarterly reviews thereafter.

           Shaffer's reports on the Company's consolidated financial statements for the past two years (Fiscal 2000 and Fiscal 2001) did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for certain deferred tax matters. The report on the Company's consolidated financial statements for Fiscal 2002 has not yet been issued, but is expected to be issued in conjunction with the publication of the Company's Annual Report to Shareowners and the filing of the Company's Annual Report on From 10-KSB.

           During the Company's two most recent fiscal years, there were no disagreements with Shaffer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Crowe, Chizek's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no other reportable events,

           The Company provided Shaffer with a copy of this report. Attached as Exhibit 16 is a copy of Shaffer's letter, dated April 11, 2002, stating its agreement with such statements.

           During the Company's two most recent fiscal years Shaffer did not consult with Crowe, Chizek with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events.


 ITEM 7.FINANCIAL STATEMENTS AND EXHIBITS

 c)   Exhibits. The following exhibits are filed with this document.


 Exhibit
 Number              Description
 ------              -----------
 16                  Letter from Craig Shaffer and Associates, Ltd., C.P.A.
                     to the Securities and Exchange Commission, dated
                     April 11, 2002.

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     UNITED FINANCIAL MORTGAGE CORP.




                     By: Steve Khoshabe
                     ----------------------------------------
                     Steve Khoshabe, Executive Vice President
                     and Chief Financial Officer

 Dated:    April 11, 2002

                                EXHIBIT INDEX



 Exhibit
 Number                   Description
 ------                   -----------
 16                       Letter from Craig Shaffer and Associates, Ltd.,
                          C.P.A. to the Securities and Exchange
                          Commission, dated April 11, 2002